UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 5, 2008

Date of Report

Date of earliest event reported

INFOSPACE, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 108th Avenue N.E., Suite 1200

Bellevue, Washington 98004

(Address of Principal Executive Offices)

425-201-6100

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

InfoSpace, Inc. (“InfoSpace” or the “Company”) is furnishing to the Securities and Exchange Commission (the “SEC”) this Current Report on Form 8-K/A to correct certain historical financial information reported in the Company’s Current Report on Form 8-K furnished to the SEC on February 5, 2008.

On February 5, 2008, InfoSpace announced its preliminary financial results for the three months and full year ended December 31, 2007, and contemporaneously furnished to the SEC these preliminary results on a Current Report on Form 8-K (the “Initial Report”). Subsequent to the release of the preliminary results, the Company determined that certain adjustments should be made to its Preliminary Condensed Consolidated Statements of Operations for the three months and full year ended December 31, 2007, and to its Preliminary Condensed Consolidated Statements of Cash Flows for the years ended December 31, 2007 and 2006. The Preliminary Condensed Consolidated Statements of Cash Flows and Preliminary Condensed Consolidated Statements of Operations were furnished to the SEC in an exhibit to the Initial Report.

The Revised Preliminary Condensed Consolidated Statements of Operations for the three months and full year ended December 31, 2007 reflect a non-cash adjustment to the gain on sale of discontinued operations, reducing the gain on sale of discontinued operations by $2.3 million. Additionally, the Revised Preliminary Condensed Consolidated Statements of Operations reflect certain reclassifications of income tax expense from continuing operations to the gain from the sale of discontinued operations. As a result of these adjustments, loss from continuing operations for the three months ended December 31, 2007 was $66.7 million and loss from continuing operations for the year ended December 31, 2007 was $90.7 million; net income for the three months ended December 31, 2007 was $55.5 million, and net income for the year ended December 31, 2007 was $14.6 million.

There were no changes to the Preliminary Condensed Consolidated Statements of Operations for the three months and full year ended December 31, 2006.

The Revised Preliminary Condensed Consolidated Statements of Cash Flows for the years ended December 31, 2007 and 2006 reflect adjustments to net cash used by operating activities due to the Company’s determination that it had incorrectly classified net cash flows from discontinued operations as cash provided by operating activities from continuing operations. As a result, net cash used by operating activities that was presented in the Preliminary Condensed Consolidated Statements of Cash Flows was overstated by $20.2 million for the year ended December 31, 2007 and understated by $5.3 million for the year ended December 31, 2006. In addition, the Company determined that, for the year ended December 31, 2007, it had incorrectly excluded certain excess tax benefits upon settlement of stock-based awards and as a result net cash used by operating activities was overstated by $6.1 million. In total, the result of the adjustments to the Preliminary Condensed Consolidated Statements of Cash Flows for the years ended December 31, 2007 and 2006 was an overstatement of net cash provided by operating activities of $26.3 million and an understatement of net cash provided by operating activities of $5.3 million, respectively. As a result of these adjustments, net cash used by operating activities for the year ended December 31, 2007 was $33.4 million, and net cash provided by operating activities for the year ended December 31, 2006 was $60.8 million. There are no changes to the overall net increase in cash and cash equivalents on the Preliminary Condensed Consolidated Statements of Cash Flows for the years ended December 31 2007 and 2006.

The Revised Preliminary Condensed Consolidated Statements of Operations for the three month and full year ended December 31, 2007 and the Revised Preliminary Condensed Consolidated Statements of Cash Flows for the years ended December 31, 2007 and 2006 are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. The information set forth in such revised statements attached hereto as Exhibit 99.1 and Exhibit 99.2 are preliminary, and are subject to change as a result of final management review and closing adjustments for the three months and full year ended December 31, 2007.

A reconciliation of differences between the Preliminary Condensed Consolidated Statements of Operations for the three months and full year ended December 31, 2007 and the Revised Preliminary Condensed Consolidated Statements of Operations for the three month and full year ended December 31, 2007 is attached hereto as Exhibit 99.3, and a reconciliation of the differences between the Preliminary Condensed Consolidated Statements of Cash Flows for the years ended December 31, 2007 and 2006 and the Revised Preliminary Condensed Consolidated Statements of Cash Flows for the years ended December 31, 2007 and 2006s is attached hereto as Exhibit 99.4. In addition to the changes discussed above, these reconciliations include adjustments that resulted from certain presentation reclassifications and rounding.

The information in this Current Report on Form 8-K/A and the exhibits attached hereto is being furnished to the SEC and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and this Current Report on Form 8-K/A and the exhibits attached hereto shall not be incorporated by reference into any filing by InfoSpace under the Securities Act of 1933, as amended, or under the Exchange Act.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS

99.1	InfoSpace, Inc. Revised Preliminary Condensed Consolidated Statements of Operations for the three-month and full-year periods ended December 31, 2007 and 2006

99.2	InfoSpace, Inc. Revised Preliminary Condensed Consolidated Statements of Cash Flows for the years ended December 31, 2007 and 2006

99.3	Reconciliation of InfoSpace, Inc.’s Preliminary Condensed Consolidated Statements of Operations for the three months and full year ended December 31, 2007

99.4	Reconciliation of InfoSpace, Inc.’s Preliminary Condensed Consolidated Statements of Cash Flows for the years ended December 31, 2007 and 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2008

INFOSPACE, INC.

By:	/s/ David B. Binder
David B. Binder
Chief Financial Officer

EXHIBIT INDEX

99.1	InfoSpace, Inc. Revised Preliminary Condensed Consolidated Statements of Operations for the three-month and full-year periods ended December 31, 2007 and 2006

99.2	InfoSpace, Inc. Revised Preliminary Condensed Consolidated Statements of Cash Flows for the years ended December 31, 2007 and 2006

99.3	Reconciliation of InfoSpace, Inc.’s Preliminary Condensed Consolidated Statements of Operations for the three months and full year ended December 31, 2007

99.4	Reconciliation of InfoSpace, Inc.’s Preliminary Condensed Consolidated Statements of Cash Flows for the years ended December 31, 2007 and 2006